NEW ENGLAND FUNDS TRUST II

                    Growth Fund of Israel

Supplement dated March 15, 1996 to Prospectus dated December
29, 1995 replacing supplement dated December 29, 1995

The Growth Fund of Israel will commence operations on March 15, 1996. The Subscription Period during which Class A shares of the Fund were sold at a reduced sales charge and during which investment dealers received a 100% reallowance of the Class A shares sales charge ended on March 15, 1996. Beginning March 18, 1996, Class A shares of the Fund will be subject to the sales charges and dealers will receive the concessions on sales of Class A shares described on page 16 of the Fund's prospectus.

The first ten representatives of participating broker dealers and financial institutions who sell $400,000 shares of the Fund from the beginning of the Subscription Period on January 15, 1996 through April 30, 1996 will be invited to attend an exclusive seminar to meet with the Fund's adviser, subadvisers and officials of the State of Israel in Washington, D.C., at the expense of the Distributor.